EXHIBIT 10.1

AMENDMENT NO. 1 TO

STOCK PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT (this “Amendment”), is entered into as of October 1, 2019, among:

(i)       Home Treasure Finders, Inc., a Colorado corporation (“Parent”),

(ii)       HMTF Merger Sub Inc., a Colorado corporation (“Buyer”, and together with Parent, the “Buyer Parties”),

(iii)       Energy Hunter Resources, Inc., a Delaware corporation (the “Company”),

(iv)       certain stockholders of the Company set forth on Schedule 3.4 hereto (collectively, the “Sellers”, and together with the Company, the “Seller Parties”), and

(v)       Gary C. Evans, in the capacity of the representative of the Sellers (“Sellers’ Representative”) in accordance with this Agreement.

Each of Parent, Merger Sub, Company, and Seller may be individually referred to herein as a “Party” and collectively referred to herein as the “Parties.”

RECITALS

WHEREAS, the Buyer Parties, the Seller Parties, and Sellers’ Representative entered into that certain Stock Purchase Agreement, dated as of August 15, 2019 (the “SPA”);

WHEREAS, each of the Parties are working in good faith using commercially reasonable efforts to satisfy the conditions to closing set for in Article VI of the SPA;

WHEREAS, the Parties reasonably anticipate as of the date hereof that the conditions to closing will be satisfied on or before November 1, 2019;

WHEREAS, the Parties wish to amend the definition of Outside Date set forth in Section 7.1(b) of the SPA in order to provide each of them sufficient time to satisfy the conditions to closing; and

WHEREAS, capitalized terms used herein that are not otherwise defined shall have the meaning set forth in the SPA.

NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.                  Extension of Outside Date. The definition of the term “Outside Date” is hereby amended by replacing the date “October 1, 2019” in Section 7.1(b) with “November 1, 2019.”

2.                  Governing Law. This Amendment No. 1 shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

3.                  No Other Amendment. The terms of this Amendment No. 1 shall supersede and prevail over any conflicting provisions of the SPA. Except as amended hereby, and subject to the preceding sentence, all of the remaining terms of the SPA shall remain unchanged and in full force and effect.

4.                  Miscellaneous. This Amendment No. 1 may be executed by the parties in separate counterparts, each of which when so executed will be deemed an original, and both of which together will constitute one and the same instrument. This Amendment No. 1 may be executed and delivered by electronic or facsimile transmission with the same effect as if delivered personally.

[Remainder of Page Intentionally Left Blank; Signatures Appear on Following Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

Buyer:

HMTF MERGER SUB INC.

By: /s/ Corey Wiegand

Name: Corey Wiegand
Title: Chief Executive Officer

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

Parent:

HOME TREASURE FINDERS, INC.

By: /s/ Corey Wiegand

Name: Corey Wiegand
Title: Chief Executive Officer

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

The Company:

ENERGY HUNTER RESOURCES, INC.

By: /s/ Gary C. Evans

Name: Gary C. Evans
Title: Chief Executive Officer

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

Sellers’ Representative on behalf of himself and each of the Sellers pursuant to Section 9.14 of the SPA:

/s/ Gary C. Evans
Gary C. Evans

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